PROJECT PROFILE
The Couture Milwaukee, WI

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $159.3 million° new construction of The Couture, a high-rise apartment building in downtown Milwaukee. Part of the Lakefront Gateway Project, this skyscraper has been designed to serve as a key thoroughfare connecting Milwaukee’s lakefront and cultural amenities with downtown. The development will feature 322 units and include public plazas and parks, pedestrian bridges, and a new stop for The Hop, Milwaukee’s streetcar system.

HIT ROLE	After tracking the progress of this important development for seven years, the HIT committed $105 million in construction and permanent financing to the project through the purchase of Ginnie Mae securities. The Couture is the HIT’s largest Federal Housing Agency investment in its history. It is HUD’s fourth largest new construction project using the 220(d)(4) or 220 guaranty program and its largest ever in Wisconsin.

SOCIAL IMPACT	In addition to generating the union jobs and other economic impacts shown below, The Couture is a transit-oriented development that will transform an underutilized property into a catalytic transit, retail and residential development. In addition to the Hop streetcar, The Couture’s multimodal transit hub will include a concourse for the Milwaukee County Bus Rapid Transit line, linking downtown to the Milwaukee Regional Medical Center in neighboring Wauwatosa. The project is designed to qualify for the National Green Building Standard Bronze designation.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $105 Million	Total Development Cost $159.3 Million°	322 New Units of Housing	1,464,510 Hours of Union Construction Work Generated	$42.4 Million Tax revenue generated	$306.7 Million Total economic benefit

° Total development costs include those costs related to the FHA insured component of the overall development.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of April 15, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | The Coture – Milwaukee, WI
“We are pleased to be working on another HIT project in Milwaukee. The Couture will create many family supporting career apprenticeship opportunities, continue to provide good union jobs and generate economic development for the city as we recover from the pandemic.”
—Dan Bukiewicz, President Milwaukee Building & Constructions Trades Council, AFL-CIO

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union- friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

4/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com